BARON SELECT FUNDS
Baron International Growth Fund
Baron Emerging Markets Fund
Baron Global Advantage Fund
Baron New Asia Fund
Baron WealthBuilder Fund
Supplement to Current Summary Prospectuses and Prospectuses
For Baron International Growth Fund, Baron Emerging Markets Fund and Baron New Asia Fund, the following supplements “Principal Risks of Investing in the Fund” in the summary prospectus and “Principal Risks of Investing in the Fund” in the prospectus (in the Fund summary at the beginning of the prospectus).
Risks Associated with China and Hong Kong. The Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law.
For each Fund, the following supplements “Information about the Fund[s]—Additional Investment Risks” in the prospectus.
Risks Associated with China and Hong Kong. The Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law. Thus, the remedies and rights of investors such as the Fund may be limited in such circumstances. If these risks materialize, the value of investments in VIEs could be adversely affected and the Fund could incur significant losses with no recourse available.
Dated: February 3, 2022

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